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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549




                                    FORM 8-K




                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)      April 24, 1995
                                                         ----------------------

                        INTEK DIVERSIFIED CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

         0-9160                                            04-2450145
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(Commission File Number)                   (I.R.S. Employer Identification No.)

 5800 West Jefferson Boulevard, Los Angeles, California           90016-3187
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     (Address of Principal Executive Offices)                 (Zip Code)

                                (213) 870-7665
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              (Registrant's Telephone Number, Including Area Code)

 ______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

       On April 24, 1995, Intek Diversified Corporation ("Intek") issued a press release announcing that Intek has signed a $7.0 million financing agreement with Linear Modulation Technology of Surrey, England. The press release is attached as an exhibit hereto and is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits.
                                                                           Page
                                                                           ----
         (c)     Exhibit 7.1    - Press release dated April 24, 1995        4





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTEK DIVERSIFIED CORPORATION
                                         ------------------------------------
                                                      (Registrant)


Date:      May 3rd, 1995                 By:    /s/ Steven L. Wasserman
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                                                      (Signature)
                                            Steven L. Wasserman
                                            Secretary





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